UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        March 31, 2004
                                                --------------------------------


                              Massey Energy Company
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               (Exact name of Registrant as specified in charter)


            Delaware                      1-7775                95-0740960
-------------------------------     ------------------     ---------------------
(State or other jurisdiction of      (Commission file         (IRS employer
         incorporation)                  number)            identification no.)


4 North 4th Street, Richmond, Virginia                          23219
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(Address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code         (804) 788-1800
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events and Required FD Disclosure.

         On March 31, 2004, Massey Energy Company (the "Company") issued a press release, attached as Exhibit 99.1 hereto, which is incorporated herein by reference, reporting the commencement by the Company of a proposed private offering of $150.0 million aggregate principal amount of Convertible Senior Notes due 2024 (plus an additional $25.0 million aggregate principal amount subject to the option of the initial purchasers).

         This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         99.1     Press Release issued by the Company on March 31, 2004.





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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 31, 2004

                                   MASSEY ENERGY COMPANY


                                   By: /s/  Thomas J. Dostart
                                       -----------------------------------------
                                       Thomas J. Dostart
                                       Vice President, General Counsel &
                                       Secretary






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